UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 08, 2009

Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 8, 2009, the Board of Directors of Hampden Bancorp, Inc. (the “Board”) adopted by resolution an amendment to Article II, Section 1 of Hampden Bancorp, Inc.’s Amended and Restated Bylaws (the “Bylaws”) to remove language which exempted existing directors who were also directors prior to February 12, 1997 from the prohibition of qualifying to be elected as a director upon reaching the age of 75.  A copy of the text of the amendment to the Bylaws, adopted by the Board on September 8, 2009, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

(b) Not applicable.

Item 9.01. Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit Number	Description
3.1	Text of Amendment to Amended and Restated Bylaws of Hampden Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date: September 14, 2009	By:	/s/ Thomas R. Burton
Thomas R. Burton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Text of Amendment to Amended and Restated Bylaws of Hampden Bancorp, Inc.

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